UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 30, 2008
Youbet.com, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-26015	95-4627253

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5901 De Soto Avenue, Woodland Hills, California	91367

(Address of principal executive offices)	(Zip Code)
(818) 668-2100

(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On May 6, 2008, Youbet.com, Inc. announced its financial results for the first quarter ended March 31, 2008. A copy of this press release is attached to this report as Exhibit 99.1.
The information required to be furnished pursuant to Item 2.02 and Exhibit 99.1 of this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“the Exchange Act”), or otherwise subject to the liability of that section, except if Youbet.com, Inc. specifically incorporates it by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As previously announced, Michael Brodsky was appointed as President and Chief Executive Officer effective April 24, 2008. In consideration of his appointment as an officer, the compensation committee on April 30, 2008 approved an annual salary of $250,000, and for his service as an officer and on the management advisory committee of the board of directors, the board of directors on May 2, 2008 approved the grant to Mr. Brodsky of a stock option for 600,000 shares of our common stock with an effective grant date of May 9, 2008 and an exercise price equal to the closing price of our common stock on the grant date. The stock option award will vest as follows:
•	200,000 shares if Mr. Brodsky remains with the company on December 31, 2008; and

•	200,000 shares if Mr. Brodsky remains with the company on December 31, 2008, and the company achieves a certain financial target, as determined by our compensation committee; and

•	200,000 shares if Mr. Brodsky remains with the company on December 31, 2008, and the company achieves a certain other financial target, as determined by our compensation committee.
The stock option will expire on May 8, 2013. The award agreement also will provide that 50% of any shares of common stock acquired on exercise of the option cannot be sold prior to January 1, 2010, and the remaining 50% may be sold on or after January 1, 2011.
The foregoing is a summary of the material terms of the stock option award to Mr. Brodsky. As a summary of the material terms of the stock option award, it does not purport to be complete and is subject to, and qualified in its entirety by, the terms of the form of the performance vesting stock option award agreement which is being filed with this report as Exhibit 10.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibits:
10.1*	Form of Performance Vesting Stock Option Award Agreement.

99.1	Youbet.com, Inc. Earnings Press Release dated May 6, 2008 (furnished pursuant to Item 2.02 of Form 8-K).

*	Management contract or compensatory plan.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YOUBET.COM, INC.
Date: May 6, 2008	By:	/s/ James A. Burk
James A. Burk
Chief Financial Officer